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                                                                    Exhibit 23.4

                                    CONSENT

     We hereby consent to the references to this firm and our opinions in the Registration Statement on Form S-1 filed by Life Financial Corp. and all amendments thereto.

                                             /s/ Muldoon, Murphy & Faucette
                                             ------------------------------
                                             MULDOON, MURPHY & FAUCETTE


Dated this 24th day of
June, 1997